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[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) MUNICIPAL
                     BOND FUND

                     ANNUAL REPORT o AUGUST 31, 2002


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 38 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  6
Portfolio of Investments ..................................................  9
Financial Statements ...................................................... 24
Notes to Financial Statements ............................................. 29
Independent Auditors' Report .............................................. 36
Trustees and Officers ..................................................... 39

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this, it is just over a year since the attacks of September 11 dealt a sharp blow to the American people and to an already-weak U.S. economy. When the markets seemed to be recovering as a new year began, a series of corporate scandals hammered at the economy and at investor confidence. In the midst of all this, the American consumer has managed almost single-handedly to keep the U.S. economy from falling back into recession.

A RELAY RACE
As summer fades into fall, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. At this point, we see little visibility, or ability to predict the near-term direction of consumer spending or corporate spending and profits. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages have been rising over the past year, according to the U.S. Labor Department. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in late 2002 and next year.

Pessimists, however, would counter that visibility of corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the potential for war with Iraq adds to market uncertainty. The fact is that the near-term direction of the market or the economy is uncertain. But history has shown that both are cyclical -- downturns have always been followed by upturns.

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman
     MFS Investment Management(R)

     September 17, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended August 31, 2002, Class A shares of the fund provided a total return of 6.17%, and Class B shares 5.33%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 6.24% return for the fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of approximately 40,000 investment-grade bonds. During the same period, the average general municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 4.58%.

Q.  HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PAST YEAR?

A. Early in the period, we experienced a recession that, in retrospect, was both shorter and milder than typical past recessions. However, the pace of recovery from recession has been slower than many market participants had forecast at the beginning of this year. The economy and the markets have been dogged by several factors, including the events of September 11, 2001, and continued political uncertainty overseas; business spending that has not recovered, leaving the consumer alone to drive a recovery; and a series of corporate scandals that have battered investor confidence.

    The result has been an economy experiencing below-trend growth and a decline in the rate of inflation -- both positive factors for bonds. Investors became more risk-averse and we saw a "flight to quality" that drove up prices of Treasuries and municipal bonds. Those asset classes delivered positive returns in a period when many equity indices saw double-digit declines.

Q.  WHAT FACTORS CONTRIBUTED TO PERFORMANCE?

A. The major factor in our performance against our Lipper peer group was positioning on the yield curve. Over the past year, the best performance was at the shorter end of the curve because short-term rates fell dramatically, causing shorter-term bonds to appreciate. Long-term rates (and therefore bond prices) were relatively unchanged.

    The fund benefited from being overweighted relative to our peers in the shorter 10- to 20-year area of the curve and being underweighted in the longest (30-year) area. On the other hand, we slightly underperformed the Lehman Index because the index had a heavier weighting in the shortest areas of the curve.

    In addition, the fund benefited from strong sector positioning. Health care remained one of our largest sector weightings throughout the period. As we've mentioned in previous reports, we believed there was more value in this sector than in many other areas. The market seemed to agree with our view over the period, as the sector performed well.

    We also benefited by largely avoiding airline bonds, one of the worst-performing sectors over the past year. We entered the period with only a small position in the industry because our research had indicated that overcapacity and high expenses were becoming major problems. Immediately after September 11, 2001, we sold our exposure to the airline industry.

Q.  WHAT INVESTMENTS DETRACTED FROM PERFORMANCE?

A. The Enron debacle cast doubt on the utility industry in general and specifically on the business of power marketing and brokerage. Although we were not invested in Enron, we did have some small exposure to utilities with power marketing divisions, and those bonds declined in value over the period.

Q.  WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?

A. As of the end of the period, we think the U.S. economy will continue to grow modestly and avoid a second, or "double-dip," recession. But we believe growth will be below trend for some time -- that is, below average compared to what we've experienced in previous recoveries. In that environment, the good news is that we think inflation will be well contained and, as a result, interest rates may drift up slightly but not substantially.

    Given that outlook, we expect to remain somewhat defensive in our investments, with health care continuing to be a key sector. As a risk control strategy, we also intend to keep the portfolio somewhat higher in quality, or average bond rating, than our peer group.

    We also think that the next shift in the yield curve will likely be a flattening, as either short-term rates rise as the economy improves or long-term rates fall if the economy remains weak. In anticipation of a curve flattening, toward the end of the period we began to decrease our overweighting in the 10- to 20-year part of the curve and moderately boost our longer-term holdings.

/s/ Michael L. Dawson                     /s/ Geoffrey L. Schechter

    Michael L. Dawson                         Geoffrey L. Schechter
    Portfolio Manager                         Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGERS' PROFILES
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MICHAEL L. DAWSON IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND
A PORTFOLIO MANAGER OF ALL STATE MUNICIPAL BOND FUNDS. HE ALSO MANAGES OTHER NATIONAL MUNICIPAL BOND PORTFOLIOS FOR MFS. MICHAEL JOINED MFS IN 1998. HE WAS NAMED ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER IN 1999 AND VICE PRESIDENT IN 2001. PRIOR TO JOINING MFS, MICHAEL WORKED IN INSTITUTIONAL SALES -- FIXED INCOME FOR FIDELITY CAPITAL MARKETS AND GOLDMAN SACHS. PRIOR TO THAT, HE WAS A RESEARCH ANALYST IN THE MUNICIPAL BOND GROUP AT FRANKLIN TEMPLETON. HE IS A GRADUATE OF SANTA CLARA UNIVERSITY AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE IN 1999. HE IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

GEOFFREY L. SCHECHTER, CFA, CPA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF OUR MUNICIPAL BOND FUNDS. HE ALSO MANAGES SEVERAL OTHER STATE MUNICIPAL BOND PORTFOLIOS FOR MFS. HE JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED PORTFOLIO MANAGER IN 1993, ASSISTANT VICE PRESIDENT IN 1994, VICE PRESIDENT IN 1995, AND SENIOR VICE PRESIDENT IN 2001. GEOFF IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST
(CFA) AND CERTIFIED PUBLIC ACCOUNTANT (CPA) DESIGNATIONS.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:                SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM
                          FEDERAL INCOME TAXES AS IS CONSISTENT WITH PROTECTION OF SHAREHOLDERS' CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:    DECEMBER 16, 1976

CLASS INCEPTION:          CLASS A  DECEMBER 16, 1976
                          CLASS B  SEPTEMBER 7, 1993

SIZE:                     $1.4 BILLION NET ASSETS AS OF AUGUST 31, 2002
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended August 31, 2002)

                          MFS Municipal Bond         Lehman Brothers
                          Fund - Class A          Municipal Bond Index
            8/92             $ 9,525                    $10,000
            8/94              10,731                     11,236
            8/96              12,053                     12,873
            8/98              13,997                     15,279
            8/00              14,748                     16,396
            8/02              17,254                     19,194

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2002

CLASS A
                                                         1 Year       3 Years       5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +6.17%       +24.62%       +32.86%       +81.14%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +6.17%       + 7.61%       + 5.85%       + 6.12%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       +1.13%       + 5.88%       + 4.82%       + 5.61%
---------------------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year       3 Years       5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +5.33%       +21.74%       +27.64%       +67.42%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +5.33%       + 6.78%       + 5.00%       + 5.29%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       +1.33%       + 5.89%       + 4.67%       + 5.29%
---------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year       3 Years       5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Average general municipal debt fund+                     +4.58%       + 6.41%       + 5.10%       + 5.86%
---------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                    +6.24%       + 7.72%       + 6.42%       + 6.74%
---------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

For periods prior to its inception, Class B share performance includes the performance of the fund's original share class (Class A). Class B performance has been adjusted to reflect the CDSC applicable to B. Performance for this class has not been adjusted to reflect differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B than those of A, performance shown is higher for B than it would have been had this share class been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2002

QUALITY RATINGS

              "AAA"                         57.3%
              "AA"                          16.5%
              "A"                           13.5%
              "BBB"                          5.3%
              "B"                            0.2%
              Not Rated                      5.1%
              Other                          2.1%

Portfolio structure percentages have been adjusted to more accurately reflect exposure to the stated asset classes.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2002

Municipal Bonds - 96.7%
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                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                VALUE
--------------------------------------------------------------------------------------------------
Airport and Port Revenue - 1.8%
  Chicago, IL O'Hare International Airport, 2nd Lien
    Passenger Facility D, AMBAC, 5.5s, 2019                          $  1,845       $    1,944,390
  Connecticut Airport Rev. (Bradley International
    Airport), FGIC, 7.65s, 2012                                         5,000            5,567,007
  Denver, CO, City & County Airport Rev., RITES, AMBAC,
    10.32s, 2017(++)+                                                   2,500            2,995,450
  Massachusetts Port Authority Rev., 5.75s, 2010                          850              960,755
  Massachusetts Port Authority Rev., 6s, 2011                             955            1,083,046
  Massachusetts Port Authority Rev., 6s, 2012                             250              281,820
  Massachusetts Port Authority Rev., 13s, 2013                          3,500            5,476,590
  Massachusetts Port Authority Rev., 6.125s, 2017                       1,500            1,652,550
  Niagara, NY, Frontier Transportation Authority
    (Buffalo-Niagara International Airport), MBIA,
    5.875s, 2010(+++)                                                   1,485            1,670,566
  Port of Seattle, WA, FGIC, 5.5s, 2021                                 4,000            4,144,800
                                                                                    --------------
                                                                                    $   25,776,974
--------------------------------------------------------------------------------------------------
Chemicals - 0.4%
  Brazos River Texas Harbor Navigation District, Dow
    Chemical Co. Project, 5.7s, 2033                                 $  3,500       $    3,658,200
  Red River Authority Texas Pollution Control
    (Celanese), 6.7s, 2030                                              1,500            1,558,695
                                                                                    --------------
                                                                                    $    5,216,895
--------------------------------------------------------------------------------------------------
General Obligations - General Purpose - 11.5%
  Allen County Indiana Jail Building Corp., First Mortgage,
    5.75s, 2020                                                      $  2,750       $    3,036,440
  Chicago, IL, FGIC, 6.125s, 2020                                       3,785            4,264,560
  Commonwealth of Massachusetts, ETM, 6.5s, 2008                        6,300            7,458,381
  Commonwealth of Massachusetts, FGIC, 7s, 2009                         7,000            8,571,010
  Commonwealth of Massachusetts, 6s, 2015                               3,700            4,344,059
  Cranston, RI, FGIC, 6.375s, 2017                                        830              953,396
  Delaware County, OH, 6.25s, 2016                                      1,000            1,157,910
  Detroit, MI, 6.25s, 2009                                              5,235            5,646,000
  Detroit/Wayne County, MI, Stadium Authority, FGIC,
    5.5s, 2017                                                          6,000            6,395,400
  Hidalgo County, TX, AMBAC, 6s, 2016                                   1,005            1,145,971
  Houston County, AL, AMBAC, 6.25s, 2010(+++)                           3,315            3,820,637
  Lincoln County, TN, FGIC, 5.25s, 2010(+++)                            1,000            1,111,140
  Mobile County, AL, 6s, 2014                                           3,200            3,593,088
  New York City, NY, 7.5s, 2006                                         1,595            1,626,740
  New York City, NY, 7.65s, 2006                                           10               10,200
  New York City, NY, 7.7s, 2009                                            30               30,601
  New York City, NY, FGIC, 5.75s, 2013                                  8,500            9,406,100
  New York City, NY, FGIC, 5.75s, 2014                                  9,500           10,328,875
  New York City, NY, 5.75s, 2015                                       11,085           11,944,753
  New York Thruway Authority Service Contract, Local
    Highway & Bridges, 5.25s, 2013                                      6,000            6,447,480
  New York Urban Development Corp., 5.5s, 2016                         14,690           15,650,579
  New York, NY, Refunding Series B, 5.75s, 2015                         5,845           6,455,569
  New York, NY, Unrefunded Balance Series B, 7.5s, 2007                 4,225            4,309,077
  Philadelphia, PA, FSA, 5.25s, 2018                                    2,000            2,111,440
  San Antonio, TX, 5s, 2020                                             2,990            3,034,192
  Southlake, TX, AMBAC, 0s, 2018                                        1,835              736,789
  Southlake, TX, AMBAC, 0s, 2021                                        3,150            1,016,411
  State of California, 5.5s, 2006(+++)                                  5,000            5,690,600
  State of California, RITES, 9.403s, 2012(++)+                         5,825            7,651,254
  State of California, RITES, 9.981s, 2017(++)+                         6,875            8,204,762
  State of California, Unrefunded Balance, 5.5s, 2012                     350              389,984
  State of Massachusetts, ROLs, 9.43s, 2017(++)+                        2,870            3,696,101
  State of Washington, 6.75s, 2010                                      3,880            4,671,714
  State of Washington, 6s, 2012                                         4,360            5,144,538
                                                                                    --------------
                                                                                    $  160,055,751
--------------------------------------------------------------------------------------------------
General Obligations - Improvement - 3.6%
  Birmingham, AL, 5.75s, 2019                                        $  1,000       $    1,084,730
  Chicago, IL, RITES, AMBAC, 9.452s, 2018(++)+                          5,900            7,334,172
  District of Columbia, Prerefunded, MBIA, 6.5s, 2010                   2,905            3,502,094
  District of Columbia, Unrefunded Balance, MBIA, 6.5s, 2010            3,095            3,685,557
  Manchester, NH, 5.875s, 2019                                          2,270            2,478,113
  Massachusetts Bay Transportation Authority, 6.1s, 2013               10,200           12,162,072
  Massachusetts Bay Transportation Authority, 5.875s, 2015              4,500            5,273,775
  Massachusetts Bay Transportation Authority, 7s, 2021                 10,185           13,252,009
  Puerto Rico Commonwealth, ROLs, RITES, XLCA, 9.54s, 2017(++)+         1,150            1,474,415
                                                                                    --------------
                                                                                    $   50,246,937
--------------------------------------------------------------------------------------------------
General Obligations - Schools - 8.5%
  Chicago, IL, Board of Education, MBIA, 6.25s, 2009                 $  5,160       $    5,986,735
  Chicago, IL, Board of Education, MBIA, 6.25s, 2012                    2,500            2,993,425
  Chicago, IL, Board of Education, MBIA, 6.25s, 2015                   20,295           24,456,287
  Chicago, IL, Board of Education, AMBAC, 5.4s, 2017                    3,000            3,186,030
  Chicago, IL, Board of Education, FGIC, 5.875s, 2017                   3,715            4,145,160
  Chicago, IL, Board of Education, RITES, FGIC,
    8.912s, 2019(++)+                                                   5,000            5,917,400
  Chicago, IL, Capital Appreciation, AMBAC, 0s, 2012                    2,550            1,666,297
  Clark County, NV, School District, "A", MBIA, 7s, 2010                4,000            4,891,040
  Clark County, NV, School District, "B", FGIC, 5.5s, 2016              5,000            5,379,450
  Dodgeland, WI, School District, FGIC, 6s, 2016                        3,525            4,113,781
  East Grand Rapids Michigan Public School, Refunding,
    5.5s, 2010(+++)                                                     1,000            1,100,600
  Florida Board of Education, Capital Outlay, Refunded,
    9.125s, 2010(+++)                                                     265              375,995
  Florida Board of Education, Capital Outlay,
    Unrefunded Balance, 9.125s, 2010(+++)                               1,735            2,455,268
  Forsyth County, GA, School District, 6s, 2010(+++)                      725              835,621
  Forsyth County, GA, School District, 6s, 2016                           865              989,724
  Highland Park, TX, Independent School District,
    5.125s, 2016                                                        2,525            2,646,629
  Jackson, MI, Public Schools System, FGIC, 6s, 2013                    1,500            1,709,055
  Kane Cook Dupage County, IL, 6.5s, 2017                               1,345            1,570,960
  Kane Cook Dupage County, IL, FSA, 6.375s, 2010(+++)                   1,245            1,423,421
  Lane County, OR, 6.25s, 2010(+++)                                     1,150            1,367,948
  Lane County, OR, 6.25s, 2010(+++)                                     1,000            1,189,520
  Leander, TX, Independent School District, PSF, 0s, 2018               4,885            1,945,354
  Lewisville, TX, Independent School District, PSF, 5s, 2018            8,500            8,755,595
  Linn County, OR, Community School District, MBIA,
    6.125s, 2016                                                        1,225            1,446,799
  Linn County, OR, Community School District, MBIA,
    6.125s, 2018                                                        1,000            1,181,060
  Linn County, OR, Community School District, MBIA,
    6.125s, 2020                                                        1,240            1,464,514
  Marshall, MI, Public Schools District, 5.5s, 2016                       500              545,350
  Mason, OH, City School District, School Improvement,
    5.375s, 2016                                                        1,000            1,083,900
  Mason, OH, City School District, School Improvement,
    5.375s, 2017                                                        4,715            5,084,420
  Orangeburg County, SC, Consolidated School, 5.375s, 2020              1,220            1,279,926
  Richland-Beanblossom, IN, First Mortgage, FGIC, 5.5s, 2014            1,395            1,549,120
  Rockwall, TX, Independent School District, PSF, 0s, 2014              2,000            1,131,280
  Shelby, IN, Eastern School Building Corp., Refunding
    First Mortgage, FGIC, 5.5s, 2014                                    1,245            1,391,312
  Snohomish County, WA, School District, 6s, 2014                       1,690            1,934,509
  Warren Township, IN (Vision 2005 School Building
    Corp.), FGIC, 5.5s, 2020                                            7,500            7,975,725
  Wasco County, OR, FSA, 6s, 2017                                       1,360            1,594,723
  Willis, TX, Independent School District, Refunding,
    5.75s, 2018                                                         1,180            1,371,597
                                                                                    --------------
                                                                                    $  118,135,530
--------------------------------------------------------------------------------------------------
Health Care Revenue - Long Term Care - 0.2%
  Bell County, TX, Health Facilities Development Corp.
    Rev. (Buckner Retirement Facility), 5.25s, 2019                  $  2,500       $    2,487,950
--------------------------------------------------------------------------------------------------
Health/Hospitals - 11.9%
  Albany-Dougherty County, GA, Hospital Authority Rev.
    (Phoebe Putney Memorial Hospital, Inc.), AMBAC,
    9.37s, 2013(++)                                                  $  1,550       $    1,656,888
  Baxter County, AR, Hospital Rev., 5.375s, 2014                        1,000            1,015,840
  Baxter County, AR, Hospital Rev., 5.6s, 2021                          1,750            1,761,708
  Colorado Health Facilities Authority Rev., Unrefunded
    Balance, (Portercare Adventist Health Systems),
    6.625s, 2013                                                        2,000            2,062,100
  Colorado Health Facilities Authority Rev. (Portercare
    Adventist Health Systems), 6.625s, 2026                             1,250            1,363,288
  Cullman, AL, Cullman Medical Park South, Medical
    Clinic Board Rev. (Cullman Regional Medical
    Center), 6.5s, 2013                                                 1,470            1,497,092
  Delaware Health Facilities Authority Rev., Nanticoke
    Memorial Hospital Project Series B, 5.625s, 2032                    2,400            2,381,784
  Denver, CO, Health & Hospital Rev., 5.375s, 2028                      4,350            4,147,464
  District of Columbia, Hospital Rev. (Medlantic
    Healthcare), MBIA, 5.25s, 2019                                      6,750            7,183,552
  Elkhart County, IN, Hospital Authority Rev. (Elkhart
    General Hospital Inc.), 5.25s, 2020                                 4,345            4,294,164
  Gainsville & Hall County, GA, Hospital Authority
    Rev., (Northeast GA Health Systems, Inc.), 5.5s, 2031               1,555            1,553,103
  Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital),
    5.75s, 2031                                                         1,500            1,530,465
  Harris County, TX, Health Facilities Development
    Corp., Hospital Rev., "A" (Texas Childrens
    Hospital), 5.375s, 2015                                             4,300            4,495,607
  Harris County, TX, Health Facilities Development
    Corp. Hospital Rev., (Memorial Herman Healthcare -
    A), 6.375s, 2029                                                    2,000            2,140,980
  Highlands County, FL, Health Facilities Authority
    Rev. (Adventist), 6s, 2031                                          1,000            1,046,570
  Huntsville, AL, Health Care Authority Rev., 5.625s, 2026              2,595            2,620,275
  Illinois Development Finance Authority Rev., "A"
    (Provena Health), MBIA, 5.25s, 2012                                 5,900            6,305,389
  Illinois Educational Facilities Authority Rev.
    (Centegra Health Systems), 5.25s, 2024                              5,500            5,339,400
  Illinois Health Facilities Authority Rev. (Advocate
    Network HealthCare), MBIA, 5.7s, 2011                               3,005            3,297,627
  Illinois Health Facilities Authority Rev., (Advocate
    Network Health Care), 6.375s, 2015                                  1,800            1,986,840
  Illinois Health Facilities Authority Rev., (Passavant
    Memorial Area Hospital Associates), 6s, 2024                        1,165            1,199,845
  Illinois Health Facilities Authority Rev. (Condell
    Medical Center), 6.35s, 2015                                        6,500            7,043,335
  Illinois Health Facilities Authority Rev. (Decatur
    Memorial Hospital), 5.75s, 2024                                     2,650            2,707,187
  Iowa Finance Authority, Health Care Facilities Rev.
    (Genesis Medical Center), 6.125s, 2016                              2,195            2,350,516
  Kentucky Economic Development Finance Authority,
    Health Systems Rev. (Norton Healthcare, Inc.),
    6.5s, 2020                                                          4,750            4,925,703
  Marion County, FL, Hospital District Rev., (Monroe
    Hospital), 5.625s, 2019                                             2,610            2,684,411
  Marshall County Alabama Health Care, Series A, 5.75s, 2015            1,000            1,069,830
  Maryland Health & Higher Educational Facilities Rev.
    (University of Maryland Medical System), 6.75s, 2030                1,000            1,089,200
  Massachusetts Health & Educational Facilities
    Authority Rev., (Partners Health care), 5.75s, 2021                 1,500            1,581,420
  Massachusetts Health & Educational Facilities
    Authority Rev. (Caritas Christi), 5.7s, 2015                        2,500            2,526,550
  Michigan Hospital Finance Authority Rev., Prerefunded
    Series P (Sisters of Mercy Health Systems), MBIA,
    5.375s, 2014                                                          515              568,406
  Michigan Hospital Finance Authority Rev., Refunding
    Hospital (Crittenton Series A), 5.625s, 2027                        1,000            1,002,610
  Michigan Hospital Finance Authority Rev., Unrefunded Balance
    Series P, (Sisters of Mercy Health Systems) MBIA,
    5.375s, 2014                                                        8,485            9,547,661
  Michigan Hospital Finance Authority Rev. (Mercy Mount
    Clement), MBIA, 5.75s, 2017                                         2,900            3,165,640
  Mount Lebanon Pennsylvania, Hospital Authority Rev.
    (Saint Clair Memorial Hospital A), 5.625s, 2032                     1,335            1,332,036
  New Hampshire Health & Education Facilities Rev., 6s,
    2016                                                                1,000            1,066,250
  North Central, TX, Health Facility Development Corp.
    Rev. (Texas Health Resources System), MBIA, 5s,
    2017                                                                5,000            5,131,150
  North Texas Health Facilities Development Corp. Rev.,
    (United Regional Health Care Systems, Inc.), MBIA,
    5s, 2014                                                            8,980            9,370,271
  Orange County, Florida Health Facilities Authority
    Rev., Hospital Adventist Health Systems, 5.625s,
    2032                                                                1,490            1,485,068
  Orange County, Florida Health Facilities Authority
    Rev., Hospital Orlando Regional Healthcare, 5.75s,
    2032                                                                2,230            2,255,199
  Palm Beach County, FL, Health Facilities Rev.,
    Refunding Hospital (Boca Raton), 5.5s, 2021                         1,500            1,526,715
  Peninsula Ports Authority Rev., (Whittaker Memorial),
    FHA, 8.7s, 2023                                                     1,595            1,975,774
  Pennsylvania Higher Educational Facilities Rev.
    (Allegheny Delaware Valley), MBIA, 5.3s, 2006                       1,975            2,169,853
  Pennsylvania Higher Educational Facilities Rev.
    (Allegheny Delaware Valley), MBIA, 5.875s, 2016                     5,000            5,438,850
  Rhode Island Health & Education Building Rev.,
    Hospital Financing Lifespan Obligation Group,
    6.375s, 2021                                                        2,000            2,007,340
  Richland County, OH, Hospital Facilities Rev.,
    6.375s, 2022                                                        1,000            1,061,590
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.7s, 2016                                 770              763,185
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.5s, 2027                                 275              258,811
  Shelby County, TN Health Educational Hospital Rev.,
    (Methodist Healthcare), 6.375s, 2019                                2,000            2,081,260
  Steubenville, OH, Hospital Rev., 6.375s, 2020                         1,200            1,271,868
  Tallahassee, FL, Health Facilities Rev. (Tallahassee
    Memorial Healthcare), 6.25s, 2020                                   2,000            2,071,640
  Tarrant County, TX, Health Facilities Development
    Corp. Rev. (Fort Worth Osteopathic), MBIA, 6s, 2021                 6,000            6,914,460
  Tarrant County, TX, Health Facilities Development
    Corp. Rev. (Texas Health Resources), MBIA, 5.25s, 2018              8,605            8,844,821
  West Shore Pennsylvania Area Hospital Authority Rev.,
    (Holy Spirit Hospital Project), 6.2s, 2026                          1,250            1,265,288
  Wichita, KS, Hospital Rev. (Via Christi), 6.25s, 2019                 1,595            1,719,474
  Wichita, KS, Hospital Rev. (Via Christi), 6.25s, 2020                 2,465            2,629,193
  Wisconsin Health & Educational Facilities Rev.,
    Refunding (Wheaton Franciscan Services), 5.75s, 2025                3,000            3,077,790
  Wisconsin Health & Educational Facilities Rev.,
    Asgenesian Healthcare, Inc., 6s, 2017                                 520              544,040
  Wisconsin Health & Educational Facilities Rev.,
    Asgenesian Healthcare, Inc., 6s, 2021                                 650              670,332
                                                                                    --------------
                                                                                    $  166,074,708
--------------------------------------------------------------------------------------------------
Industrial Revenue - Environmental Services - 0.1%
  Delaware County Pennsylvania Industrial Development
    Authority Rev., Refunding Resources Recovery
    Facility Series A, 6.2s, 2019                                    $  1,250       $    1,266,037
--------------------------------------------------------------------------------------------------
Industrial Revenue - Other - 1.0%
  Corpus Christi, TX, Nueces County General Rev. (Union
    Pacific), 5.35s, 2002(+++)                                       $    670       $      685,852
  Massachusetts Development Finance Agency Rev.
    (Springfield Resources Recovery), 5.625s, 2019                      8,650            8,901,542
  Shelby County, TN, Refunding (FedEx Corp. Rev.),
    5.05s, 2012                                                         1,400            1,440,838
  Tooele County, UT, Hazardous Waste Treatment Rev.
    (Union Pacific), 5.7s, 2010(+++)                                    2,645            2,631,272
  Valdez, AK, Marine Term Rev., Refunding (Phillips
    Project C), 2.9s, 2031                                              2,335            2,338,643
                                                                                    --------------
                                                                                    $   15,998,147
--------------------------------------------------------------------------------------------------
Industrial Revenue - Paper - 0.6%
  Delta County, Michigan Economic Development Corp.
    Rev., Refunding (Mead Westvaco Escanaba Series A),
    6.25s, 2027                                                      $  1,500       $    1,477,575
  Georgetown County, SC, Refunding (International Paper
    Co. Rev.), 5.7s, 2014                                               1,400            1,465,436
  Sabine River Authority, Louisiana Water Facilities
    Rev. (International Paper), 6.2s, 2025                              1,250            1,282,500
                                                                                    --------------
                                                                                    $    4,225,511
--------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.9%
  California Statewide Community Development Authority
    Rev., (Irvine Apartments), 5.25s, 2025                           $  3,500       $    3,645,985
  Colorado Housing & Finance Authority Rev., FHA, 8.3s,
    2023                                                                4,000            4,085,800
  Panhandle Texas Regional Housing Finance Rev.,
    6.625s, 2020                                                          670              698,482
  Panhandle Texas Regional Housing Finance Rev., 6.75s,
    2031                                                                3,330            3,456,007
                                                                                    --------------
                                                                                    $   11,886,274
--------------------------------------------------------------------------------------------------
Parking - 0.1%
  Rail Connections, Inc., MA, Rev., 0s, 2015                        $     375       $      206,603
  Rail Connections, Inc., MA, Rev., 0s, 2016                              450              231,980
  Rail Connections, Inc., MA, Rev., 0s, 2017                              975              469,969
                                                                                    --------------
                                                                                    $      908,552
--------------------------------------------------------------------------------------------------

Sales and Excise Tax Revenue - 2.8%
  Illinois Dedicated Tax Rev. (Civic Center), AMBAC,
    6.25s, 2011                                                      $  3,640       $    4,320,717
  Illinois Sales Tax Rev., 0s, 2009                                     8,965            6,958,095
  Illinois Sales Tax Rev., 6.5s, 2022                                   5,000            6,108,550
  Metropolitan Atlanta, GA, Rapid Transit Authority Rev.,
    6.25s, 2018                                                         4,580            5,518,167
  Metropolitan Pier & Expo, IL, Capital Appreciation
    McCormick Place A Rev., MBIA, 0s, 2032                              4,000              760,640
  Metropolitan Pier & Expo, IL, McCormick Place
    Expansion A Rev., MBIA, 5.25s, 2042                                 2,340            2,359,913
  Rhode Island Depositors Economic Protection Corp.
    Rev., FSA, 5.75s, 2014                                              9,800           11,513,236
  Territory of Virgin Islands, Rum Tax Rev., 5.5s, 2022                 2,000            2,023,400
                                                                                    --------------
                                                                                    $   39,562,718
--------------------------------------------------------------------------------------------------
Single Family Housing Revenue - Local - 2.0%
  California Rural Home Mortgage Finance Authority
    Rev., GNMA, 6.55s, 2030                                          $  1,725       $    1,889,824
  California Rural Home Mortgage Finance Authority
    Rev., GNMA, 7.3s, 2031                                                825              931,672
  Chicago, IL, Single Family Mortgage Rev., GNMA,
    7.05s, 2030                                                           595              654,244
  Chicago, IL, Single Family Mortgage Rev., Series B, GNMA,
    4s, 2033                                                            1,000            1,063,910
  Chicago, IL, Single Family Mortgage Rev., Series C, GNMA,
    7s, 2032                                                              770              861,823
  Denver, CO, Single Family Mortgage Rev., GNMA, 7.3s, 2031             2,455            2,778,839
  Escambia County, FL, Single Family Housing Rev.,
    GNMA, 6.95s, 2024                                                   1,245            1,369,600
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA, 6.625s, 2003(+++)                                             1,000            1,114,970
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA, 6.7s, 2003(+++)                                               1,170            1,254,088
  Jefferson Parish, LA, Single Family Mortgage Rev.,
    GNMA, 7.5s, 2026                                                      910              999,380
  Lee County, FL, Housing Finance Authority Rev., GNMA,
    7s, 2031                                                              505              538,032
  Lubbock, TX, Housing Finance Corp. Rev., GNMA, 6.1s,
    2030                                                                3,170            3,296,863
  Manatee County, FL Housing Finance Mortgage Rev.,
    Refunding Single Family, GNMA, 6.5s, 2023                             585              645,875
  Maricopa County, AZ Single Family Mortgage Rev.,
    Series B, GNMA, 3.5s to 2003, 6.2s to 2034                          1,665            1,767,198
  Maricopa County, AZ, Single Family Mortgage Rev.,
    GNMA, 7.6s, 2024                                                      202              221,647
  Missouri Housing Development Commission Mortgage
    Rev., GNMA, 7.45s, 2031                                               830              928,471
  San Bernardino County, CA, Single Family Mortgage
    Rev., GNMA, 7.375s, 2020                                              665              707,706
  Sedgwick & Shawnee Counties, KS, Single Family
    Housing Rev., GNMA, 6.875s, 2026                                    3,160            3,471,292
  Sedgwick & Shawnee Counties, KS, Single Family
    Housing Rev., GNMA, 6.45s, 2029                                       935            1,025,302
  Sedgwick & Shawnee Counties, KS, Single Family
    Housing Rev., GNMA, 6.45s, 2033                                     2,100            2,322,516
                                                                                    --------------
                                                                                    $   27,843,252
--------------------------------------------------------------------------------------------------
Single Family Housing Revenue - State - 6.4%
  Arkansas Finance Authority Rev., Mortgage Backed
    Securities Program, Series B, GNMA, 4.45s, 2034                  $  2,000       $    2,027,320
  California Housing Finance Agency Rev., Home
    Mortgage, FSA, 0s, 2019                                            24,050            8,842,704
  California Housing Finance Agency Rev., Home
    Mortgage, MBIA, 0s, 2027                                            3,750              966,337
  California Housing Finance Agency Rev., Home
    Mortgage, MBIA, 0s, 2028                                            3,530              949,182
  California Housing Finance Agency Rev., Home
    Mortgage, MBIA, 0s, 2029                                            7,195            2,002,297
  Colorado Housing & Finance Authority Rev., 6.6s, 2002
    (+++)                                                               1,250            1,387,100
  Colorado Housing & Finance Authority Rev., 7.15s,
    2014                                                                  224              241,438
  Colorado Housing & Finance Authority Rev., 6.05s,
    2016                                                                1,110            1,205,749
  Colorado Housing & Finance Authority Rev., 7.45s,
    2016                                                                  935            1,015,597
  Colorado Housing & Finance Authority Rev., 6.75s,
    2021                                                                  910            1,027,936
  Colorado Housing & Finance Authority Rev., 8.4s, 2021                   565              628,037
  Colorado Housing & Finance Authority Rev., 5.9s, 2023                 1,890            1,996,067
  Colorado Housing & Finance Authority Rev., 6.55s,
    2025                                                                  734              786,848
  Colorado Housing & Finance Authority Rev., 7.4s, 2027                   655              680,663
  Colorado Housing & Finance Authority Rev., 6.8s, 2030                 1,845            2,036,566
  Colorado Housing & Finance Authority Rev., 7.25s,
    2031                                                                1,560            1,778,759
  Louisiana Housing Finance Agency, Single Family
    Mortgage Rev., GNMA, 7.55s, 2031                                    1,750            1,966,772
  Louisiana Housing Finance Agency, Single Family
    Mortgage Rev., GNMA, 3.5s, 2033                                     2,000            2,194,140
  Louisiana Housing Finance Agency, Mortgage, Single
    Family Mortgage Rev., GNMA, 6.4s, 2032                              1,395            1,486,582
  Maryland Community Development Administration Rev.,
    7.3s, 2025                                                          3,445            3,496,813
  Minnesota Housing Finance Agency Rev., Residential
    Housing Finance Series B, 4.8s, 2023                                1,000            1,012,550
  Mississippi Home Corp. Rev., GNMA, 7.55s, 2027                        1,111            1,193,358
  Mississippi Home Corp. Rev., Mortgage Series A, GNMA,
    7.55s, 2034                                                         3,810            4,132,326
  Missouri Housing Development Commission Mortgage
    Rev., GNMA, 6.85s, 2034                                             1,000            1,115,890
  Missouri Housing Development Commission Mortgage
    Rev., GNMA, 6.7s, 2030                                              3,870            4,183,663
  Missouri Housing Development Commission Mortgage
    Rev., GNMA, 6.85s, 2032                                               990            1,099,435
  Nebraska Investment Finance Authority Rev., GNMA,
    5.6s, 2020                                                          1,475            1,525,165
  New Hampshire Housing Finance Authority Rev., 5.875s,
    2030                                                                1,290            1,356,706
  New Hampshire Housing Finance Authority Rev., 6.85s,
    2030                                                                5,605            5,977,844
  New Hampshire Housing Finance Authority Rev., 4s,
    2031                                                                1,250            1,362,625
  New Mexico Mortgage Finance Authority Rev., GNMA,
    7.1s, 2030                                                          1,145            1,250,363
  New Mexico Mortgage Finance Authority Rev., GNMA,
    6.8s, 2031                                                          2,280            2,444,684
  New Mexico Mortgage Finance Authority Rev., GNMA,
    5s, 2032                                                            3,130            3,373,264
  New Mexico Mortgage Finance Authority Rev., GNMA,
    3.5s, 2033                                                          1,185            1,311,309
  North Carolina Housing Finance Agency Rev., Home
    Ownership Series 13 A, 4.25s, 2028                                  1,000            1,011,920
  North Dakota Housing Finance Agency Rev., Home
    Mortgage "A", 5s, 2033                                              2,080            2,108,746
  Oklahoma Housing Finance Agency Rev., 6.8s, 2016                        705              729,626
  Phoenix, AZ, Single Family Mortgage Rev., GNMA, 6.1s,
    2028                                                                1,200            1,291,620
  Pima County, AZ, Industrial Development Authority,
    GNMA, 7.0s, 2030                                                    2,405            2,687,034
  Texas Housing & Community Affairs, Residential
    Mortgage Rev., GNMA, 7.1s, 2021                                     8,630            9,503,356
  Vermont Housing Finance Agency Rev., Housing Series
    16A, FSA, 4.95s, 2032                                               1,675            1,723,374
  Washington Housing Finance Commission Rev., Refunding
    Single Family Housing, GNMA, 4s, 2023                               1,000            1,033,460
  West Virginia Housing Development Fund Rev., Housing
    Finance, 0s, 2037                                                   4,670              667,717
                                                                                    --------------
                                                                                    $   88,812,942
--------------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.7%
  Massachusetts Development Finance Agency Rev., (Ogden
    Haverill Associates), 6.7s, 2014                                 $  2,400       $    2,232,504
  Northeast Maryland Waste Disposal Authority Rev.,
    5.9s, 2005                                                          3,500            3,820,180
  Northeast Maryland Waste Disposal Authority Rev.,
    (Southwest County Resource Recovery), MBIA, 7.2s,
    2005                                                                3,000            3,260,040
                                                                                    --------------
                                                                                    $    9,312,724
--------------------------------------------------------------------------------------------------

State and Local Appropriation - 15.3%
  Alabama Building Renovation Authority, AMBAC, 6s, 2015             $  1,610       $    1,842,999
  Alabama Building Renovation Authority, AMBAC, 6s,
    2016                                                                1,705            1,951,748
  Delaware Valley, PA, Regional Finance Authority,
    AMBAC, 9.425s, 2018(++)                                            16,250           20,505,550
  Fayette County, GA (Criminal Justice Center Project),
    6.25s, 2020                                                         1,000            1,197,870
  Houston, TX, 6.3s, 2020                                               5,000            5,441,500
  Indiana Office Building Commission, Miami
    Correctional Phase 1 A, AMBAC, 5.5s, 2016                           4,690            5,089,213
  Indiana Office Building Commission, Miami
    Correctional Phase 1 A, AMBAC, 5.5s, 2017                           1,400            1,510,502
  Kentucky Property & Buildings Commission, FSA, 5.85s,
    2015                                                                4,000            4,622,520
  Kentucky Property & Buildings Commission, 5.9s, 2016                  4,500            5,214,915
  Metropolitan, NY Transportation Authority Rev.,
    Service Contract, 5.75s, 2013                                       5,600            6,493,592
  Missouri Regional Convention & Sports Complex
    Authority, 6.8s, 2011                                               8,950            9,412,178
  Missouri Regional Convention & Sports Complex
    Authority, 6.9s, 2021                                              21,520           22,651,522
  New York Dormitory Authority Rev., Mental Health
    Services Facilities, 6s, 2007                                       1,470            1,660,144
  New York Dormitory Authority Rev., Mental Health
    Services Facilities, 5.75s, 2010                                    2,000            2,241,920
  New York Dormitory Authority Rev., Prerefunded Health
    Services, 6s, 2007                                                      5                5,732
  New York Dormitory Authority Rev. (City University),
    5.75s, 2013                                                        30,150           34,909,780
  New York Urban Development Corp., Correctional
    Facilities, 5.5s, 2014                                              5,000            5,661,250
  New York Urban Development Corp., Correctional
    Facilities, FSA, 5.5s, 2014                                         4,525            5,163,296
  New York Urban Development Corp., Correctional
    Facilities, 5.375s, 2015                                           11,405           12,036,381
  Ohio Mental Health Capital Facilities, 5.5s, 2016                     1,205            1,324,415
  Orange County, CA, California Recovery Certificates, MBIA,
    6s, 2026                                                            5,000            5,609,450
  Pennsylvania Convention Center Authority Rev., FGIC,
    6.7s, 2016                                                         26,195           32,509,305
  Philadelphia, PA, Municipal Authority, MBIA, 5.4s,
    2009(+++)                                                           5,000            5,298,850
  Rhode Island Convention Center Authority, MBIA,
    5.25s, 2009(+++)                                                    8,370            9,383,691
  San Bernardino, CA, Joint Powers Financing Authority
    Lease Rev. (California Dept. of Transportation),
    5.5s, 2009(+++)                                                    10,000           10,645,600
  West Valley City, Utah Municipal Building Lease Rev.,
    Refunding Series A, AMBAC, 5.5s, 2027                               2,000            2,085,900
                                                                                    --------------
                                                                                    $  214,469,823
--------------------------------------------------------------------------------------------------
Student Loan Revenue - 0.4%
  Arizona Student Loan Acquisition Authority Rev.,
    5.8s, 2016                                                       $  2,500       $    2,678,950
  Arizona Student Loan Acquisition Authority Rev.,
    5.85s, 2017                                                         2,800            2,987,152
                                                                                    --------------
                                                                                    $    5,666,102
--------------------------------------------------------------------------------------------------
Tobacco - 0.8%
  Badger Tobacco, Asset Securitization, 6.125s, 2027                 $  2,000       $    1,968,460
  District of Columbia, Tobacco Settlement, 6.25s, 2024                 1,175            1,196,138
  Tobacco Settlement Authority, 5.3s, 2025                              3,000            2,723,940
  Tobacco Settlement Financing Corp., 6s, 2023                          1,000              995,110
  Tobacco Settlement Financing Corp., 5.5s, 2030                        1,100            1,033,142
  Tobacco Settlement Financing Corp., 5.75s, 2032                       2,200            2,141,986
  Tobacco Settlement Rev., Management Authority,
    6.375s, 2028                                                        1,500            1,507,860
                                                                                    --------------
                                                                                    $   11,566,636
--------------------------------------------------------------------------------------------------
Turnpike Revenue - 5.2%
  E-470 Public Highway Authority Rev., Capital
    Appreciation, Series B, MBIA, 0s, 2017                           $  5,000       $    2,261,300
  Illinois Regional Transportation Authority Rev., MBIA,
    6.25s, 2016                                                         2,870            3,481,769
  Illinois Regional Transportation Authority Rev., MBIA,
    6.25s, 2018                                                         4,400            5,343,228
  Metropolitan, NY, Transportation Authority Rev., AMBAC,
    5s, 2013                                                            5,000            5,001,100
  Metropolitan, NY, Transportation Authority Rev.,
    Refunding Series A, FSA, 5s, 2030                                   2,750            2,750,715
  New Jersey Economic Development Authority Rev.,
    Transportation Project Sublease, "A", FSA, 6s, 2016                 1,325            1,491,606
  New Jersey Transportation Trust Fund Authority Rev.,
    ROLs, RITES, FSA, 9.37s, 2011(++)+                                  7,500            9,512,400
  New Jersey Transportation Trust Fund Authority Rev.,
    Transportation Systems, 5.25s, 2016                                 8,500            9,033,800
  New Jersey Turnpike Authority Rev., RITES, MBIA,
    9.3s, 2020(++)+                                                     5,000            5,546,700
  New York Thruway Authority Service Contract Rev.,
    Local Highway & Bridge, MBIA, 5.375s, 2016                          5,000            5,325,000
  Northwest Parkway Public Highway Authority Co. Rev.,
    Capital Appreciation Series B, AMBAC, 0s, 2018                      1,250              552,550
  Northwest Parkway Public Highway Authority Co. Rev.,
    Capital Appreciation Series B, AMBAC, 0s, 2019                      2,000              823,720
  Northwest Parkway Public Highway Authority Co. Rev.,
    Capital Appreciation Series C, FSA, 5.35s, 2016                     1,000              676,270
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s,
    2012                                                                2,200              968,814
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s,
    2013                                                                7,000            2,823,730
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s,
    2014                                                                6,500            2,399,540
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s,
    2016                                                                1,900              585,656
  State of Florida, Broward County Expressway Authority
    Rev., 10s, 2014                                                     4,350            6,491,635
  State of Florida, Jacksonville Transportation
    Authority Rev., 9.2s, 2015                                          2,000            2,874,940
  Texas Turnpike Authority, Dallas Thruway Rev.
    (President George Bush Turnpike), AMBAC, 5s, 2016                   4,500            4,629,600
                                                                                    --------------
                                                                                    $   72,574,073
--------------------------------------------------------------------------------------------------
Universities - Colleges - 2.9%
  District of Columbia Rev., (Gonzaga College HS), FSA,
    5.25s, 2032                                                      $  3,500       $    3,550,890
  Massachusetts Development Finance Agency Rev.
    (Massachusetts College of Pharmacy), 6.625s, 2020                     350              377,324
  Massachusetts Health & Higher Education Authority
    (Harvard University), RITES, 11.05s, 2020(++)+                      8,410           12,075,583
  New York Dormitory Authority Rev. (State University), 5.5s,           7,000            7,942,900
  Ohio State University, 6s, 2017                                         500              561,045
  Texas A & M University, Permanent University Fund,
    0s, 2007                                                            6,695            5,728,108
  Tulsa, OK, Industrial Authority Rev., Refunding
    (University of Tulsa Series A), MBIA, 6s, 2016                      4,250            5,086,315
  University of Hawaii, University Systems Rev., Series
    A, FGIC, 5.5s, 2029                                                 3,500            3,677,660
  University of Akron, OH, General Receipts, FGIC, 6s, 2015             1,000            1,155,470
  University of New Mexico, MBIA, 5.75s, 2020                             500              540,820
                                                                                    --------------
                                                                                    $   40,696,115
--------------------------------------------------------------------------------------------------
Universities - Dormatories - 0.1%
  Georgia Private Colleges & University Authority Rev.,
    Mercer Housing Corp., 6s, 2021                                   $  1,000       $    1,023,670
--------------------------------------------------------------------------------------------------
Universities - Secondary Schools - 0.4%
  Clark County, NV, Economic Development Rev.
    (Alexander Dawson School), 5.5s, 2020                            $  6,000       $    6,175,860
--------------------------------------------------------------------------------------------------
Utilities - Investor Owned - 1.9%
  Brazos River Authority (TXU Energy), 5.05s, 2030                   $  1,600       $    1,642,000
  Farmington, NM, Pollution Control Rev. (New Mexico
    Public Service Co.), 5.8s, 2022                                     4,880            4,897,519
  Indiana County, PA, Industrial Development Authority
    (PSEG Power), 5.85s, 2010(+++)                                      1,165            1,176,778
  Louisa, VA, Industrial Development Authority,
    (Virginia Electric & Power Co.), 3.4s, 2031                         2,000            2,014,460
  Matagorda County, TX (Reliant Energy), 5.95s, 2030                    5,500            4,619,890
  Michigan Strategic Fund, Limited Obligation Rev.
    (Detroit Edison), MBIA, 7s, 2008                                   3,000           3,599,160
  New Hampshire Industrial Development Authority,
    Pollution Control (CT Light and Power), 5.9s, 2016                  3,500            3,617,285
  New Hampshire Industrial Development Authority,
    Pollution Control (CT Light and Power), 5.9s, 2018                  1,000            1,038,270
  New Hampshire Pollution Control Rev. (United
    Illuminating), 3.75s, 2027                                          2,500            2,500,000
  Sabine River Authority Rev., Texas Pollution (TXU
    Electric Co.), 5.75s, 2030                                          1,500            1,539,120
                                                                                    --------------
                                                                                    $   26,644,482
--------------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 16.3%
  Austin, TX, Utility Systems Rev., AMBAC, 6.75s, 2012               $  2,500       $    3,122,425
  Georgia Municipal Electric Authority Power Rev.,
    Prerefunded, AMBAC, 6.5s, 2017                                        365              453,286
  Georgia Municipal Electric Authority Power Rev.,
    Unrefunded Balance, AMBAC, 6.5s, 2017                               8,145           10,075,284
  Illinois Development Finance Authority, Pollution
    Control Rev. (Illinois Power Co.), AMBAC, 7.375s, 2021              7,275            8,721,779
  Intermountain Power Agency, UT, MBIA, 6s, 2016                       10,000           11,215,000
  Intermountain Power Agency, UT, MBIA, 5s, 2019                        9,330            9,554,386
  Intermountain Power Agency, UT, AMBAC, 6s, 2021                       9,000           10,521,000
  Intermountain Power Agency, UT, Refunded, Series A,
    6.15s, 2014                                                        28,220           31,887,753
  Intermountain Power Agency, UT, Unrefunded Balance,
    Series A, 6.15s, 2014                                              16,380           17,970,826
  Maine Finance Authority (Waynflete School), 6.5s,
    2024                                                                1,500            1,571,535
  Mercer County, ND, Pollution Control Rev. (Antelope
    Valley Station), AMBAC, 7.2s, 2013                                  4,000            5,053,440
  North Carolina Eastern Municipal Power, MBIA, 5.7s,
    2013                                                                7,000            7,623,630
  North Carolina Eastern Municipal Power, MBIA, 5.625s,
    2014                                                                7,735            8,356,043
  North Carolina Eastern Municipal Power, MBIA, 6.5s,
    2018                                                                9,250           11,374,633
  North Carolina Municipal Power Agency, Catawba
    Electric Rev., 6.375s, 2013                                         1,500            1,666,755
  Northern California Transmission Agency, MBIA, 7s,
    2013                                                                4,000            5,046,640
  Piedmont, SC, Municipal Power Agency, FGIC, 6.25s,
    2021                                                                4,150            4,997,637
  Puerto Rico Electric Power Authority, RITES, FSA,
    9.041s, 2015(++)+                                                   2,500            2,831,600
  Puerto Rico Electric Power Authority, RITES, FSA,
    9.041s, 2016(++)+                                                   3,000            3,357,120
  Salt River Project, Arizona Agricultural Improvement,
    Refunding, Series A, 5s, 2011                                       2,750            3,021,178
  South Carolina Str Public Service Authority, Series
    B, FSA, 5.125s, 2037                                                8,500            8,573,440
  Washington Public Power Supply System Rev.
    (Nuclear Project #1), MBIA, 5.75s, 2010                            13,100           14,464,234
  Washington Public Power Supply System Rev.
    (Nuclear Project #1), MBIA, 5.75s, 2011                             7,500            8,281,050
  Washington Public Power Supply System Rev.
    (Nuclear Project #1), FSA, 5.125s, 2014                             8,000            8,458,560
  Washington Public Power Supply System Rev.
    (Nuclear Project #2), MBIA, 5.7s, 2012                             15,000           16,224,750
  Washington Public Power Supply System Rev.
    (Nuclear Project #3), FGIC, 0s,                                     6,895            6,408,420
  Washington Public Power Supply System Rev.
    (Nuclear Project #3), 7.125s, 2016                                  5,145            6,590,951
                                                                                    --------------
                                                                                    $  227,423,355
--------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 0.9%
  Forsyth County, GA, Water & Sewage Authority Rev.,
    6.25s, 2019                                                      $  1,000       $    1,194,360
  Forsyth County, GA, Water & Sewage Authority Rev.,
    6.25s, 2021                                                         1,055            1,260,050
  Houston, TX, Water & Sewer Systems Rev., FGIC, 5s,
    2018                                                               10,000           10,274,100
                                                                                    --------------
                                                                                    $   12,728,510
--------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $1,217,019,711)                             $1,346,779,528
--------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 2.4%
--------------------------------------------------------------------------------------------------
  Allegheny County, PA, Hospital Development Authority
    Rev. Aces Presbyterian Hospital, due 09/04/02                    $  1,100       $    1,100,000
  Burke County, GA, Development Authority Pollution
    Rev. (Georgia Power Co.), due 09/02/02                              2,000            2,000,000
  East Baton Rouge Parish, LA, Pollution Control Rev.
    (Exxon Corp.), due 09/02/02                                         3,900            3,900,000
  Harris County, TX, Hospital Rev. (Methodist
    Hospital),
    due 09/02/02                                                          100              100,000
  Harris County, TX, Industrial Development Corp.,
    Pollution Control Rev. (Exxon Corp.), due 09/02/02                  3,000            3,000,000
  Maricopa County, AZ, Pollution Control Rev. (Arizona
    Public Service Co.), due 09/02/02                                     400              400,000
  Massachusetts Health & Education Facilities Authority
    Rev., due 09/02/02                                                    200              200,000
  Massachusetts Water Resources Authority, due 09/04/02                 1,500            1,500,000
  New Castle, PA, Area Hospital Authority (Jameson
    Memorial Hospital), due 09/04/02                                      400              400,000
  New York City, NY, Municipal Water Finance Authority
    Rev., due 09/02/02                                                    800              800,000
  Pinellas County, FL, Health Facility Authority, due
    09/02/02                                                            4,200            4,200,000
  Putnam County, GA, Development Authority (Georgia
    Power Co.), due 09/02/02                                            1,600            1,600,000
  Sevier County, TN, Public Building Authority, due 09/
    02/02                                                                 200              200,000
  Sevier County, TN, Public Building Authority, due 09/
    04/02                                                              13,130           13,130,000
  Uinta County, WY, Pollution Control Rev. (Chevron
    USA, Inc.), due 09/02/02                                              500              500,000
--------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes (Identified Cost, $33,030,000)                     $   33,030,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,250,049,711)                                 $1,379,809,528
Other Assets, Less Liabilities - 0.9%                                                   12,371,603
--------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                 $1,392,181,131
--------------------------------------------------------------------------------------------------
 (++) Inverse floating rate security.
(+++) Refunded Bond.
    + Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------
AUGUST 31, 2002
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,250,049,711)        $1,379,809,528
  Cash                                                                   59,473
  Receivable for investments sold                                     1,245,528
  Receivable for fund shares sold                                       423,110
  Interest receivable                                                16,944,244
  Other assets                                                           22,007
                                                                 --------------
      Total assets                                               $1,398,503,890
                                                                 --------------
Liabilities:
  Distributions payable                                          $    5,619,949
  Payable for fund shares reacquired                                    470,559
  Payable to affiliates -
    Management fee                                                       22,781
    Shareholder servicing agent fee                                       7,651
    Distribution and service fee                                         10,151
  Accrued expenses and other liabilities                                191.668
                                                                 --------------
      Total liabilities                                          $    6,322,759
                                                                 --------------
Net assets                                                       $1,392,181,131
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,267,158,404
  Unrealized appreciation on investments                            129,759,817
  Accumulated net realized loss on investments                       (6,303,433)
  Accumulated undistributed net investment income                     1,566,343
                                                                 --------------
      Total                                                      $1,392,181,131
                                                                 ==============
Shares of beneficial interest outstanding                         128,052,057
                                                                  ===========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $1,308,191,159 / 120,318,941 shares of
    beneficial interest outstanding)                                $10.87
                                                                    ======
  Offering price per share (100 / 95.25)                            $11.41
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $83,989,972 / 7,733,116 shares of
    beneficial interest outstanding)                                $10.86
                                                                    ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations
----------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2002
----------------------------------------------------------------------------

Net investment income:
  Interest income                                                   $75,046,946
                                                                    -----------
  Expenses -
    Management fee                                                  $ 5,373,314
    Trustees' compensation                                               35,698
    Shareholder servicing agent fee                                   1,351,529
    Distribution and service fee (Class B)                              639,630
    Administrative fee                                                  126,253
    Custodian fee                                                       395,482
    Printing                                                             95,658
    Postage                                                              61,799
    Auditing fees                                                        33,144
    Legal fees                                                           11,842
    Miscellaneous                                                       427,379
                                                                    -----------
      Total expenses                                                $ 8,551,728
    Fees paid indirectly                                               (362,952)
                                                                    -----------
      Net expenses                                                  $ 8,188,776
                                                                    -----------
        Net investment income                                       $66,858,170
                                                                    -----------
Realized and unrealized gain on investments:
    Realized gain on investment transactions
       (identified cost basis)                                      $ 3,763,660
    Changes in unrealized appreciation on investments                10,638,589
                                                                    -----------
        Net realized and unrealized gain on investments             $14,402,249
                                                                    -----------
          Increase in net assets from operations                    $81,260,419
                                                                    ===========

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                     2002               2001
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $    66,858,170    $    67,839,961
  Net realized gain on investments                                  3,763,660          1,221,267
  Net unrealized gain on investments                               10,638,589         60,040,810
                                                              ---------------    ---------------
    Increase in net assets from operations                    $    81,260,419    $   129,102,038
                                                              ---------------    ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                        $   (64,377,934)   $   (64,602,802)
  From net investment income (Class B)                             (3,404,399)        (3,261,881)
                                                              ---------------    ---------------
    Total distributions declared to shareholders              $   (67,782,333)   $   (67,864,683)
                                                              ---------------    ---------------
Net increase (decrease) in net assets from fund share
  transactions                                                $    11,339,789    $   (20,938,204)
                                                              ---------------    ---------------
      Total increase in net assets                            $    24,817,875    $    40,299,151
Net assets:
  At beginning of period                                        1,367,363,256      1,327,064,105
                                                              ---------------    ---------------
  At end of period (including accumulated undistributed
    net investment income of $1,566,343 and $3,111,359,
    respectively)                                             $ 1,392,181,131    $ 1,367,363,256
                                                              ===============    ===============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                  2002              2001             2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $10.77            $10.29           $10.35          $11.09          $10.99
                                                     ------            ------           ------          ------          ------
Income from investment operations#(S) -
  Net investment income                              $ 0.53            $ 0.54           $ 0.54          $ 0.53          $ 0.54
  Net realized and unrealized gain (loss) on
    investments                                        0.10              0.48             0.09           (0.64)           0.28
                                                     ------            ------           ------          ------          ------
    Total from investment operations                 $ 0.63            $ 1.02           $ 0.63          $(0.11)         $ 0.82
                                                     ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $(0.53)           $(0.54)          $(0.54)         $(0.53)         $(0.54)
  From net realized gain on investments                --                --              (0.06)          (0.10)          (0.18)
  In excess of net realized gain on
    investments                                        --                --              (0.09)           --              --
                                                     ------            ------           ------          ------          ------
    Total distributions declared to
      shareholders                                   $(0.53)           $(0.54)          $(0.69)         $(0.63)         $(0.72)
                                                     ------            ------           ------          ------          ------
Net asset value - end of period                      $10.87            $10.77           $10.29          $10.35          $11.09
                                                     ======            ======           ======          ======          ======
Total return(+)                                        6.17%            10.19%            6.51%          (1.08)%          7.78%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           0.59%             0.59%            0.58%           0.57%           0.60%
  Net investment income(S)                             5.01%             5.16%            5.32%           4.87%           4.90%
Portfolio turnover                                       14%               12%              25%             30%             79%
Net assets at end of period (000,000 Omitted)        $1,308            $1,284           $1,257          $1,385          $1,639

(S  )As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
    August 31, 2002, was to increase net investment income per share and decrease net realized gains and losses per share.
    The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to September 1, 2001, have not been restated to reflect this change in presentation.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                            2002           2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------
                                              CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $10.76         $10.28         $10.34         $11.08         $10.99        $10.74
                                               ------         ------         ------         ------         ------        ------
Income from investment operations#(S) -
  Net investment income                        $ 0.45         $ 0.46         $ 0.46         $ 0.44         $ 0.45        $ 0.48
  Net realized and unrealized gain (loss)
    on investments                               0.10           0.48           0.09          (0.64)          0.28          0.25
                                               ------         ------         ------         ------         ------        ------
    Total from investment operations           $ 0.55         $ 0.94         $ 0.55         $(0.20)        $ 0.73        $ 0.73
                                               ------         ------         ------         ------         ------        ------
Less distributions declared to shareholders -
  From net investment income                   $(0.45)        $(0.46)        $(0.46)        $(0.44)        $(0.46)       $(0.48)
  From net realized gain on investments          --             --            (0.06)         (0.10)         (0.18)         --
  In excess of net realized gain on
    investments                                  --             --            (0.09)          --             --            --
                                               ------         ------         ------         ------         ------        ------
    Total distributions declared to
      shareholders                             $(0.45)        $(0.46)        $(0.61)        $(0.54)        $(0.64)       $(0.48)
                                               ------         ------         ------         ------         ------        ------
Net asset value - end of period                $10.86         $10.76         $10.28         $10.34         $11.08        $10.99
                                               ======         ======         ======         ======         ======        ======
Total return                                     5.33%          9.35%          5.70%         (1.87)%         6.85%         6.84%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                     1.39%          1.38%          1.37%          1.37%          1.40%         1.46%
  Net investment income(S)                       4.20%          4.37%          4.55%          4.07%          4.10%         4.42%
Portfolio turnover                                 14%            12%            25%            30%            79%           91%
Net assets at end of period
  (000,000 Omitted)                               $84            $83            $70            $78            $81           $76

(S) As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended August
    31, 2002, was to increase net investment income per share and decrease net realized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to September 1, 2001, have not been restated to reflect this change in presentation.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal Bond Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for mortgage-backed securities, capital losses and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended August 31, 2002, and August 31, 2001, was as follows:

                                               AUGUST 31, 2002  AUGUST 31, 2001
-------------------------------------------------------------------------------
Distributions declared from tax exempt income      $67,782,333      $67,864,683

During the year ended August 31, 2002, accumulated undistributed net investment income decreased by $620,853, accumulated net realized loss on investments decreased by $88,704 and paid in capital increased by $532,149 due to differences between book and tax accounting for amortization and accretion on debt securities, market discount and utilization of equalization (a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares). This change had no effect on the net assets or net asset value per share. At August 31, 2002, accumulated undistributed net investment income and realized gain on investments under book accounting were different from tax accounting due to temporary differences in accounting for capital losses.

As of August 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed tax exempt income              $  7,244,125
          Capital loss carryforward                      (8,855,126)
          Unrealized gain                               132,311,510
          Other temporary differences                    (5,677,782)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2009 ($8,855,126).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

          First $1.3 billion of average net assets             0.40%
          Average net assets in excess of $1.3 billion         0.37%
          Average net assets in excess of $2 billion           0.35%

Management fees incurred for the year ended August 31, 2002 were 0.40% of average daily net assets on an annualized basis.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees. Included in Trustees' compensation is a pension expense of $44,463 for inactive trustees for the year ended August 31, 2002. Also, included in Trustees' compensation is a one time plan settlement expense of $35,994.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $215,413 for the year ended August 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees are as follows:

                                                           CLASS B
            ------------------------------------------------------
            Distribution Fee                                 0.75%
            Service Fee                                      0.25%
                                                             -----
            Total Distribution Plan                          1.00%
                                                             =====

Except in the case of the 0.25% per annum Class B service fee paid by the fund upon the sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such date as the Trustees of the trust may determine. MFD received no portion of the Class B service fee for the year ended August 31, 2002.

Fees incurred under the distribution plan during the year ended August 31, 2002, were as follows:

                                                           CLASS B
            ------------------------------------------------------
            Total Distribution Plan                          0.80%

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2002, were as follows:
                                            CLASS A                CLASS B
----------------------------------------------------------------------------
Contingent Deferred Sales Charges Imposed    $5,142               $120,542

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $184,782,537 and $192,625,645, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,247,498,018
                                                               --------------
Gross unrealized appreciation                                  $  136,473,589
Gross unrealized depreciation                                      (4,162,079)
                                                               --------------
    Net unrealized appreciation                                $  132,311,510
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                          YEAR ENDED AUGUST 31, 2002            YEAR ENDED AUGUST 31, 2001
                                 -----------------------------------   -----------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                           27,007,156      $  286,831,667        18,866,798      $  197,876,161
Shares issued to shareholders
  in reinvestment of
  distributions                        3,311,275          35,122,793         3,442,795          36,046,549
Shares reacquired                    (29,198,199)       (310,439,036)      (25,274,788)       (264,574,414)
                                     -----------      --------------       -----------      --------------
    Net increase (decrease)            1,120,232       $  11,515,424        (2,965,195)     $  (30,651,704)
                                     ===========      ==============       ===========      ==============

Class B shares
                                          YEAR ENDED AUGUST 31, 2002            YEAR ENDED AUGUST 31, 2001
                                 -----------------------------------   -----------------------------------
                                          SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                            2,471,696      $   26,311,860         1,876,210      $   19,691,095
Shares issued to shareholders
  in reinvestment of
  distributions                          172,546           1,828,334           173,732           1,817,690
Shares reacquired                     (2,669,653)        (28,315,829)       (1,129,162)        (11,795,285)
                                     -----------      --------------       -----------      --------------
    Net increase (decrease)              (25,411)     $     (175,635)          920,780      $    9,713,500
                                     ===========      ==============       ===========      ==============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $12,918 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

(7) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At August 31, 2002, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 5.1% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                DATE OF        PRINCIPAL/
DESCRIPTION                                 ACQUISITION      SHARE AMOUNT            COST            VALUE
----------------------------------------------------------------------------------------------------------
Chicago, IL, RITES, AMBAC,
  9.452s, 2018                                3/20/2000         5,900,000      $5,699,046     $  7,334,172
Chicago, IL, Board of Education,
  RITES, FGIC, 8.912s, 2019                    2/9/2000         5,000,000       3,984,600        5,917,400
Denver, CO, City & County Airport
  Rev., RITES, AMBAC, 10.32s, 2017            8/28/2000         2,500,000       2,683,700        2,995,450
Massachusetts Health & Higher
  Education Authority (Harvard
  University), RITES, 11.05s, 2020            11/8/1999         8,410,000       9,595,810       12,075,583
New Jersey Transportation Trust Fund
  Authority Rev., ROLs, RITES, FSA,
  9.37s, 2011                                  1/7/2002         7,500,000       8,479,200        9,512,400
New Jersey Turnpike Authority, RITES,
  MBIA, 9.3s, 2020                            4/19/2000         5,000,000       4,637,900        5,546,700
Puerto Rico Commonwealth, ROLs, RITES,
  XLCA, 9.54s, 2017                          10/22/2001         1,150,000       1,392,374        1,474,415
Puerto Rico Electric Power Authority,
  RITES, FSA, 9.041s, 2015                    9/16/1999         2,500,000       2,441,250        2,831,600
Puerto Rico Electric Power Authority,
  RITES, FSA, 9.041s, 2016                    9/16/1999         3,000,000       2,854,200        3,357,120
State of Califonia, RITES, 9.403s,
  2012                                        11/8/1999         5,825,000       6,135,705        7,651,254
State of Califonia, RITES, 9.981s,
  2017                                         1/3/2000         6,875,000       7,003,975        8,204,762
State of Massachusetts, ROLs,
  9.43s, 2017                                 8/28/2001         2,870,000       3,194,941        3,696,101
                                                                                               -----------
                                                                                               $70,596,957
                                                                                               ===========

(8) Change in Accounting Principle
As required, effective September 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to September 1, 2001, the fund did not accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $2,258,579 increase in cost of securities and a corresponding $2,258,579 decrease in net unrealized appreciation, based on securities held by the fund on September 1, 2001.

The effect of this change for the year ended August 31, 2002, was to increase net investment income by $322,120, increase net unrealized depreciation by $294,960, and decrease net realized gains by $27,160. The Statement of Changes in Net Assets and Financial Highlights for prior periods has not been restated to reflect this change in presentation.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IV and the Shareholders of MFS Municipal Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Bond Fund (one of the series comprising MFS Series Trust IV) (the "Trust") as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Municipal Bond Fund as of August 31, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 3, 2002

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY OR FORM 1099-DIV, IF APPLICABLE, REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

THE FUND HAS THE OPTION TO USE EQUALIZATION, WHICH IS A TAX BASIS DIVIDENDS PAID DEDUCTION FROM EARNINGS AND PROFITS DISTRIBUTED TO SHAREHOLDERS UPON REDEMPTION OF SHARES.
--------------------------------------------------------------------------------

MFS(R) MUNICIPAL BOND FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IV, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)
TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, Executive Vice President and         Adjunct Professor in Entrepreneurship Emeritus;
Director                                                 CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Cambridge
Trustee                                                  Nutraceuticals (professional nutritional
Edmund Gibbons Limited (diversified holding              products), Chief Executive Officer (until May
company), Chief Executive Officer; Colonial              2001); Paragon Trade Brands, Inc. (disposable
Insurance Company Ltd., Director and Chairman;           consumer products), Director
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman and President                                   Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
and Chief Executive Officer                              York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Executive Vice President and General Manager
Secretary and Assistant Clerk                            (prior to September 2000)
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
STEPHEN E. CAVAN (born 11/06/53) Secretary and           President
Clerk
Massachusetts Financial Services Company, Senior         JAMES O. YOST (born 06/12/60) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Michael L. Dawson+                                       business day from 9 a.m. to 5 p.m. Eastern time.
Geoffrey L. Schechter+                                   (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
AUDITORS                                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
Deloitte & Touche LLP                                    touch-tone telephone.

INVESTOR INFORMATION                                     WORLD WIDE WEB
For information on MFS mutual funds, call your           www.mfs.com
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

MFS(R) MUNICIPAL BOND FUND                                   -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                    MMB-2  10/02   62.5M  17/217